UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

Carvana Co.

(Exact name of registrant as specified in its charter)

Delaware	001-38073	81-4549921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1930 W. Rio Salado Pkwy

Tempe, Arizona 85281

(Address of principal executive offices, including zip code)

(602) 852-6604

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement

On April 25, 2018, Carvana Co. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Carvana Group, LLC, each of the selling stockholders of the Company named on Exhibit H thereto (the “Selling Stockholders”), and Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives for the each of the underwriters named in Exhibit A thereto, in connection with a follow-on public offering (the “Offering”) by the Company and the Selling Stockholders of a total of 11,000,000 shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) and the grant by one of the Selling Stockholders to the underwriters of a 30-day option to purchase all or any part of 1,650,000 additional shares of Common Stock. The Offering closed on April 30, 2018.

The Common Stock is being offered and sold pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-224404), which was publicly filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2018 and declared effective by the SEC on April 25, 2018, and the Company’s registration statement on Form S-1MEF, which was publicly filed with the SEC on April 25, 2018 and became effective immediately upon the filing thereof (File No. 333-224443).

The above summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 8.01 Other Items.

On April 26, 2018, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 25, 2018, among Carvana Co., Carvana Group, LLC the stockholders listed on Exhibit H thereto, Wells Fargo Securities, LLC and Citigroup Global Markets Inc. as representatives for the underwriters.

99.1	Press Release dated April 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2018	CARVANA CO.

	By:	/s/ Mark Jenkins
	Name:	Mark Jenkins
	Title:	Chief Financial Officer